SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[   ]   Preliminary Proxy Statement
[   ]   Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
[ X ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant Sec.240.14a-12


                            BELLAVISTA CAPITAL, INC.
                     --------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                       N/A
                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[ X ]  No fee required.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       1) Title of each class of securities to which transaction applies: ______
       2) Aggregate number of securities to which transaction applies: _________
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined: ____________
       4) Proposed maximum aggregate value of transaction: __________________
       5) Total fee paid: __________________
[   ]  Fee paid previously with preliminary materials.
[   ]  Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1) Amount Previously Paid: __________________
2) Form, Schedule or Registration Statement No: __________________
3) Filing Party:  __________________
4) Date Filed:  __________________

                            BellaVista Capital, Inc.

                          420 Florence Street Suite 200
                               Palo Alto, CA 94301
                                 (650) 328-3060

                     --------------------------------------


                    Notice of Annual Meeting of Shareholders


To Our Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of BellaVista Capital, Inc., a Maryland corporation (the "Company"), for the fiscal year ended September 30, 2007, to be held on Tuesday, February 26, 2008, at 10:00 AM Pacific Standard Time, at The Cubberly Community Center Auditorium, 4000 Middlefield Road, Palo Alto, California, for the following purposes:

1. The election of two Class II Directors to serve until the Company's Annual Meeting of Shareholders for the year ended September 30, 2010, or until such directors' successors are elected and qualified; and

2. To transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

A proxy statement describing the matters to be considered at the Annual Meeting is attached to this notice. The Board of Directors has fixed the close of business on January 10, 2008 as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournments thereof.

Management desires to have a maximum representation of shareholders at the Annual Meeting. Only shareholders entitled to notice and to vote, and other invited guests of the Company, shall attend. The Company may incur substantial additional proxy solicitation costs if a sufficient number of proxies are not returned in advance of the Annual Meeting. In order that your shares may be represented at the Annual Meeting, management respectfully requests that you date, execute and promptly mail the enclosed proxy in the accompanying postage-paid envelope. A shareholder may revoke a proxy by notice in writing to the Secretary of the Company at any time prior to its use, by presentation of a later-dated proxy, or by attending the Annual Meeting and voting in person.

                                           By Order of the Board of Directors


Palo Alto, California                      Patricia Wolf
January 14, 2008                           Secretary


          -----------------------------------------------------------

          YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE
          ENCLOSED PROXY, AND PROMPTLY RETURN IT IN THE ENCLOSED
          STAMPED ENVELOPE.

          -----------------------------------------------------------

                            BellaVista Capital, Inc.

                          420 Florence Street Suite 200
                               Palo Alto, CA 94301
                                 (650) 328-3060

                                 Proxy Statement
      Annual Meeting of Shareholders for the Year Ended September 30, 2007
                          To Be Held February 26, 2008



GENERAL INFORMATION

The Board of Directors of BellaVista Capital, Inc., a Maryland corporation (the "Company"), is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of shareholders to be held on Tuesday, February 26, 2008, at 10:00 AM Pacific Standard Time, at Cubberly Community Center Auditorium, 4000 Middlefield Road, Palo Alto, California, and at any adjournment or postponement thereof. Shareholders were notified of the meeting on or about January 18, 2008, and this proxy statement and the accompanying proxy are being provided to shareholders beginning on or about January 18, 2008.

Voting of Proxies

The only class of the Company's capital stock currently outstanding is its common stock. Shares of the common stock represented by all properly executed proxies received in time for the scheduled meeting will be voted in accordance with the choices specified in the proxies. If multiple proxies are received with respect to the same shares, the latest dated proxy will be voted with respect to those shares. See "Revocability of Proxies" below. Unless contrary instructions are indicated on the proxy, the shares will be voted FOR the election of the nominees named in this proxy statement as the Class II directors.

In the event that a quorum is not present at the time the annual meeting is convened, or if for any other reason the Company believes that additional time should be allowed for the solicitation of proxies, the shareholders entitled to vote at the annual meeting, present in person or represented by proxy, will have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting. If the Company proposes to adjourn the annual meeting by a vote of shareholders, the persons named in the enclosed form of proxy will vote all shares of stock for which they have voting authority in favor of such adjournment.

The management and the Board of Directors know of no matters to be brought before the annual meeting other than as set forth herein. To date, the Company has not received any shareholder proposals. If any other matter of which the management and Board of Directors are not now aware is presented properly to the shareholders for action, it is the intention of the proxy holders to vote in their discretion on all matters on which the shares represented by such proxy are entitled to vote.

Voting Rights

Holders of shares of BellaVista Capital, Inc.'s common stock, par value $0.01 per share, at the close of business on January 10, 2008, the record date, are entitled to notice of, and to vote at, the annual meeting. As of January 10, 2008, a total of 12,538,517 shares of the Company's common stock were outstanding. Each share of common stock outstanding on the record date and the date of the annual meeting is entitled to one vote on the matter presented at the meeting, including one vote for each of the two directors to be elected at the annual meeting. The presence, in person or by proxy, of shareholders representing 50% or more of the issued and outstanding stock entitled to vote constitutes a quorum for the transaction of business at the meeting. If a quorum is present, (1) a plurality of the votes cast at the annual meeting is required for election of a director, and (2) the affirmative vote of the majority of the shares present, in person or by proxy, at the annual meeting and entitled to vote is required for all other matters. Cumulative voting in the election of directors is not permitted and vote allocated to each share for each director position to be elected must be cast for a separate nominee.

Solicitation of Proxies

This solicitation is being made on behalf of the Company's Board of Directors. The costs of this solicitation by the Board of Directors will be borne by BellaVista Capital, Inc. Proxy solicitations will be made by mail and electronic mail. They also may be made by members of Company management by personal interview, telephone, facsimile transmission, and telegram. BellaVista Capital, Inc. does not expect to engage an outside firm to solicit votes, but if such a firm is engaged subsequent to the date of this proxy statement, the cost is estimated to be less than $5,000, plus reasonable out-of-pocket expenses. Assuming no such third party solicitation costs are incurred, the total costs to the Company for this solicitation which will consist primarily of the legal, printing and mailing costs, are expected to be approximately $5,000. Total costs incurred to date have been approximately $2,500.

Revocability of Proxy

The giving of the enclosed proxy does not preclude the right to vote in person should the shareholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by delivering a written statement to the Company's Secretary that the proxy is revoked, by presenting a later-dated proxy, or by attending the annual meeting and voting in person.

Additional Materials

A Notice of Meeting and a form of Proxy are included with the mailing of this proxy statement. A copy of the Company's combined Annual Report to Shareholders and Form 10-KSB Annual Report for its fiscal year ended September 30, 2007, as filed with the Securities Exchange Commission on December 31, 2007, which includes the Company's audited financial statements for the fiscal year, also is included with the mailing of this proxy statement. The combined Annual Report to Shareholders and Form 10-KSB Annual Report is not to be considered a part of these proxy solicitation materials. An additional copy of the Form 10-KSB Annual Report, including exhibits, as well as copies of the Company's Quarterly Reports on Form 10-QSB for the quarters ended December 31, 2006, and March 31 and June 30, 2007, will be furnished without charge to beneficial shareholders or shareholders of record upon request to Michael Rider, 420 Florence Street, Suite 200, Palo Alto, California 94301; or by calling Mr. Rider at (650) 328-3060.

ELECTION OF DIRECTORS

The Board of Directors is currently comprised of five members. The Board is divided into three classes, each having a three-year term, designated Class I (one director), Class II (two directors) and Class III (two directors), with one class standing for election at the annual meeting of shareholders each year. In addition, where there has been a vacancy on the Board of Directors due to resignation or removal or due to an increase in the size of the Board, a majority of the Board of Directors shall elect the person to fill the vacancy, provided that such person shall hold office until the next annual meeting of shareholders.

The two Class II directors' seats are scheduled for election at this year's annual meeting. The incumbent Class II directors, Patricia Wolf and Jeffrey Black, have been nominated to be elected as the Class II directors. Robert Puette is the current Class I director, and William Offenberg and Michael Rider are the current Class III directors. William Offenberg is chairman of the Board.

The proxy holder intends to vote all proxies received by the proxy holder in the accompanying form of proxy FOR the Board's nominees for director, Patricia Wolf and Jeffrey Black, unless otherwise specified by the shareholder. In the event the nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies for such nominee will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holder intends to vote all proxies received for Patricia Wolf and Jeffrey Black and against any other nominees. As of the date of this proxy statement, the Board of Directors is not aware that either nominee is unable or will decline to serve as a director. As noted above, each of the nominees already serves as a director of the Company.

The election to the Board of Directors of the nominees identified in this proxy statement will require the affirmative vote of a plurality of the outstanding shares of the Company's common stock present in person or represented by proxy at the annual meeting.

The Board of Directors unanimously recommends that shareholders vote "FOR" the nominees identified below.

Nominee to Board of Directors

Name               Position with the Company     Class and Expiration of Term
----               -------------------------     ----------------------------

Patricia Wolf      Director                      II (term expires at the annual
                                                 meeting of shareholders for
                                                 the fiscal year ended September
                                                 30, 2010)
Jeffrey Black      Director                      II (term expires at the annual
                                                 meeting of shareholders for
                                                 the fiscal year ended September
                                                 30, 2010)

Set forth below is additional information regarding the foregoing nominees.

Patricia Wolf, age 61, is currently Chair of the Board of Trustees for Ottawa University where she focuses on strategic planning issues. From 1986 until 2002 she was employed by Management Technology America, the computer software company she founded in 1986. In 1999, Ms. Wolf sold Management Technology America to a company listed on the NYSE. During the period from 1999 to 2002 she continued her employment with Management Technology America. Ms. Wolf holds a Bachelor's degree in Business Administration and a Master's degree in Management, both from Ottawa University.

Jeffrey Black, age 53, is a Senior Vice President in the Silicon Valley office of Grubb & Ellis, a national real estate company, where he has worked since 1977. In his 30 years as a real estate broker, he has concluded real estate transactions in excess of $1 billion. Notable clients that Mr. Black has represented include eBay, Altera, Amdahl, AT&T, Exxon Corporation, Marriott, TRW Corporation, VLSI Technology, Steelcase, Advanced Micro Devices and Ernst & Young. He has been named one of the Top 10 Brokers Nationwide (Grubb & Ellis
2003); No. 4 Broker in Silicon Valley (San Jose Business Journal 2003); the Hall of Fame Award (Association of Silicon Valley Brokers 1997). Mr. Black has a Bachelor's of Science and Commerce degree in Finance from the University of Santa Clara.

The other incumbent members of the Board of Directors are identified in the following table, including the class and expiration of their respective terms. The year of expiration in each case refers to the annual meeting of shareholders for the fiscal year ended September 30 of the stated calendar year.

Name                 Position with the Company      Class and Expiration of Term
----                 -------------------------      ----------------------------

William Offenberg    Chairman of the Board          III (term expires 2008)
                     of Directors
Michael Rider        Director, Chief Executive      III (term expires 2008)
                     Officer and Chief Financial
                     Officer
Robert Puette        Director                       I (term expires 2009)

Directors' Meetings and Committees

The Board of Directors has not established separate standing audit, nominating or compensation committees or committees performing similar functions.

The full Board of Directors acts as the audit committee for all purposes relating to communications with the auditors and responsibility for oversight of the audit. The Board has not adopted any written charter governing its activity as the de facto audit committee.

The full Board also acts as the nominating committee. The Board has no nominating committee charter, nor does it have any express policy with respect to consideration of director candidates recommended by securities holders. The

Board believes that, in consideration of the size of the Company, its limited shareholder group, the lack of any public trading market for its securities and the limited resources available to the Board, that maintaining a standing nominating committee and nominating committee charter is not practical or in the best interests of the Company and its shareholders. All members of the Board have participated in the nomination process when in office, and all members of the sitting Board are expected in the future to participate in the nomination process.

Of the five current members of the Board, Michael Rider, as an officer of the Company, cannot be considered an independent director, and all other members of the Board are considered independent, as that term is defined under New York Stock Exchange Rule Section 303A, the NYSE's Corporate Governance Rules. Under those Rules, no director qualifies as "independent" unless the Board of Directors affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others. However, as the concern is independence from management, the NYSE does not view ownership of even a significant amount of stock, by itself, as a bar to an independence finding. Accordingly, while Mssrs. Offenberg, Puette and Black and Ms. Wolf own shares of the Company's common stock, the Board views these directors/nominees as independent under these standards. In addition, a director is not independent under the NYSE Rules if: (i) the director is, or has been within the last three years, an employee of the Company, or an immediate family member is, or has been within the last three years, an executive officer, of the Company; (ii) the director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the listed company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service; (iii) (A) the director or an immediate family member is a current partner of a firm that is the Company's internal or external auditor; (B) the director is a current employee of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and who participates in the firm's audit, assurance or tax compliance (but not tax planning) practice; or (D) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company's audit within that time; (iv) the director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company's present executive officers at the same time serves or served on that company's compensation committee; or (v) the director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company's consolidated gross revenues.

During fiscal year ended September 30, 2007, there were 4 regular meetings of the Board of Directors and 14 special meetings. Meetings are generally held at the Company's offices and all Board members attend in person unless that director cannot be present in person. In such cases, directors attend via a telephone conference call.

Shareholders may communicate directly with any director. Any shareholder wishing to communicate with a director may send a written communication addressed to the director to the Company's Chief Executive Officer, Michael Rider, who will transmit the communication to the addressed director.

Compensation of Directors

Michael Rider is the only director of the Company who also serves as an executive officer or employee of the Company, and Mr. Rider receives no separate compensation for service on the Company's Board of Directors or on any Board committee. All directors are entitled to receive reimbursement of reasonable out-of-pocket expenses incurred in connection with meetings of the Board of Directors. Set forth below is a table summarizing compensation paid to directors for service on the Board during the most recent fiscal year ended September 30. 2007.

------------------------------------------------------------------------------------------------------------------
Name               Fees         Stock        Option       Non-Equity    Nonqualified     All Other       Total
                  Earned        Awards       Awards     Incentive Plan    Deferred     Compensation       ($)
                    Or           ($)           ($)       Compensation   Compensation        ($)
                  Paid in                                    ($)          Earnings
                   Cash                                                      ($)
                    ($)
------------------------------------------------------------------------------------------------------------------
William          $39,000          0             0              0              0               0          $39,000
Offenberg

------------------------------------------------------------------------------------------------------------------
Robert            34,000          0             0              0              0               0           34,000
Puette

------------------------------------------------------------------------------------------------------------------
Patricia          34,000          0             0              0              0               0           34,000
Wolf

------------------------------------------------------------------------------------------------------------------
Jeffrey           34,000          0             0              0              0               0           34,000
Black

------------------------------------------------------------------------------------------------------------------

The Company's charter obligates it to indemnify its directors and officers and to pay or reimburse expenses for such individuals in advance of the final disposition of a proceeding to the maximum extent permitted from time to time by Maryland law. The Maryland General Corporation Law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities, unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith, or (2) was a result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services, or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

Compensation Committee Interlocks

No interlocking relationship exists between the Board of Directors or officers responsible for compensation decisions and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

Officers of the Company

Our executive officer and his positions are:

    Name                    Position
    ----                    --------

    Michael Rider           President, Chief Executive Officer, Chief Financial
                            Officer



Executive officers are appointed by the Board of Directors, serve at the Board's pleasure and may be removed from office at any time without cause. There are no family relationships among the directors and officers. The Company does not currently have a stock option or deferred compensation plan.

Executive Compensation

The following table summarizes compensation paid to executive officers of the Company during the two most recent fiscal years:

------------------------------------------------------------------------------------------------------------------
Name             Year    Salary      Bonus      Stock      Option     Non-       Nonqualified  All        Total
and                      ($)         ($)        Awards     Awards     Equity     Deferred      Other      ($)
Principal                                       ($)        ($)        Incentive  Compensa-     Compen-
Position                                                              Plan       tion          sation
                                                                      Compensa-  Earnings      ($)
                                                                      tion        ($)
                                                                      ($)
------------------------------------------------------------------------------------------------------------------
Michael          2007    $250,000   $12,500     0          0          0           0             0        $262,500
Rider,
Chief Executive
Officer,        --------------------------------------------------------------------------------------------------
Director         2006    $250,000   $19,397     0          0          0           0             0        $269,397

------------------------------------------------------------------------------------------------------------------
Eric             2007    $150,000   $20,500     0          0          0           0             0        $170,500
Hanke,
Chief
Investment      --------------------------------------------------------------------------------------------------
Officer,         2006    $159,519   $70,000     0          0          0           0             0        $229,519
Secretary

------------------------------------------------------------------------------------------------------------------


INDEPENDENT PUBLIC ACCOUNTANTS

On November 10, 2005, the registrant engaged the firm of Pohl, McNabola, Berg + Company, LLP ("PMB"), San Francisco, California, as its principal accountant to audit its financial statements. PMB has been the registrant's principal accountant for its two most recent fiscal years and continues in that capacity.

Representatives of PMB are not expected to attend the meeting.

During the registrant's two fiscal years preceding the engagement of PMB and the subsequent interim period through the date of such engagement, November 10, 2005, neither the registrant nor anyone on its behalf consulted PMB regarding
(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements, and no written report or oral advice was provided to the registrant that PMB concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either (a) the subject of a disagreement with any former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreement in connection with any report during such period, or (b) or any "reportable events" as defined under Item 304(a)(1)(v) of Regulation S-K during such period.

The Company's principal accountant for fiscal year 2004 was Grant Thornton LLP ("Grant Thornton"). On September 1, 2005, the Company received the resignation of Grant Thornton as its principal independent accountants.

Grant Thornton's report on the Company's financial statements for the year ended December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's fiscal year ended December 31, 2004, and the subsequent interim periods through September 1, 2005, the date of Grant Thornton's resignation, there were no disagreements with Grant Thornton on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Grant Thornton would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements for any such period, nor have there been any "reportable events" as defined under Item

304(a)(1)(v) of Regulation S-K during such period. The Company believes Grant Thornton's resignation is due to internal resource constraints at Grant Thornton.

Notwithstanding the absence of "reportable events" as defined under Item 304(a)(1)(v) of Regulation S-K, the Company's auditors did identify the following two "significant deficiencies" in connection with their audit of the 2004 and 2003 Financial Statements: (i) there was a lack of evidence indicating that journal entries were reviewed and approved by appropriate finance department personnel as part of the periodic closing process; and (ii) there were not sufficient personnel in the accounting and finance department which, the auditors noted, was due in part to the assumption of additional duties by the Company's chief financial officer after the resignation of the Company's chief executive officer. Grant Thornton determined that these significant deficiencies, in the aggregate, did not constitute material weaknesses in the system of internal controls. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the company's ability to initiate, authorize, record, process, or report external financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the company's annual or interim financial statements that is more than inconsequential will not be prevented or detected. The foregoing did not result in any disagreement or difference of opinion between the Company's management or Board and Grant Thornton.

The subject matter in the foregoing paragraph was discussed by Grant Thornton with the Company's Board of Directors, serving as the audit committee, and Grant Thornton is authorized to discuss these matters with its successor as the Company's principal independent accountant and to respond fully to the inquiries of such successor.

The Company believes that the issues raised above as (ii) during the 2003 audit were resolved during 2004 by a combination of the reduction in company assets and the redistribution of certain duties performed by the CEO and CFO to other members of the management team. PMB identified the following significant deficiency in connection with their audit of the 2006 Financial Statements: (i) there were not sufficient personnel in the accounting and finance department. Our auditors determined that these significant deficiencies, in the aggregate, do not constitute material weaknesses in the system of internal controls. In order to address this significant deficiency, in March 2007 the Company engaged a consultant experienced in financial accounting to review all journal entries on a quarterly basis and to help compile and prepare the Company's quarterly and annual financial information reported on forms 10-QSB and 10-KSB.

The Company accrues expenses associated with principal accountant fees and services in the year being audited or serviced. The following table presents the expenses accrued by the Company for such fees and services in 2007 and 2005.

                                               Year Ended September 30,
                                         -------------------------------------
                                                      2007               2006
                                         ------------------ ------------------
Audit fees                                        $162,028           $138,160
Audit-related fees                                      --                 --
Tax fees                                            24,170             18,925
All other fees                                          --                 --
                                         ------------------ ------------------
   Total                                        $  186,198         $  157,085
                                         ================== ==================


Tax fees are comprised of fees related to the preparation and filing of the Company's federal and applicable state tax returns.

As noted above, the Company does not have an independent audit committee, and the full board of directors therefore serves as the audit committee for all purposes relating to communication with the Company's auditors and responsibility for the Company audit. All engagements for audit services, audit related services and tax services are approved in advance by the full board of directors of the Company. The Company's Board of Directors has considered whether the provision of the services described above for the fiscal years ended September 30, 2007 and 2006, is compatible with maintaining the auditor's independence.

All audit and non-audit services that may be provided by our principal accountant to the Company shall require pre-approval by the Board. Further, our auditor shall not provide those services to the Company specifically prohibited by the Securities and Exchange Commission, including bookkeeping or other services related to the accounting records or financial statements of the audit client; financial information systems design and implementation; appraisal or valuation services, fairness opinion, or contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions; human resources; broker-dealer, investment adviser, or investment banking services; legal services and expert services unrelated to the audit; and any other service that the Public Company Oversight Board determines, by regulation, is impermissible.


BENEFICIAL OWNERSHIP OF COMMON SHARES


Beneficial Ownership of Capital Stock by Large Security Holders

The following table presents information regarding the beneficial ownership of the only known beneficial owners of in excess of 5% of our outstanding common shares.

                                                             Number      Percent
Title of Class   Name and Address of Beneficial Owner     of Shares     of Class
                                                        -----------  -----------
Common Stock     MacKenzie Patterson Fuller, LLC          1,349,232        10.75
                 1640 School Street
                 Moraga, California 94556

                 Jay Duncanson
                 c/o Menlo Advisors
                 800 Oak Grove Avenue
                 Menlo Park, CA 94025                       658,735         5.25
                                                        -----------  -----------
                    Total                                 2,007,967        16.00
                                                        ===========  ===========

To the Company's knowledge, no other person beneficially owns more than 5% of Company's outstanding common stock.

Beneficial Ownership of Capital Stock by Directors and Management

The following table presents information regarding the beneficial ownership of our capital stock as of September 30, 2007 of: (1) each of our directors and executive officers; and (2) all of our directors and executive officers as a group. Unless otherwise indicated in the footnotes to the table, the beneficial owners named have, to our knowledge, sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.


                                                             Number      Percent
 Title of Class        Beneficial Owner                   of Shares     of Class
                                                        -----------  -----------
 Common Stock          Robert Puette                        405,241         3.23
                       Jeffrey Black                        254,990         2.03
                       Patricia Wolf                        167,030         1.33
                       William Offenberg                    107,404            *
                       Michael Rider
                                                             12,164            *
                                                        -----------  -----------
                          Total                             948,999         7.57
                                                        ===========  ===========

  * Less than one percent of our outstanding capital stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Statements of beneficial ownership on SEC Form 3 respecting ownership of common stock were required within 10 days of becoming an officer or director, or beneficial owner of more than 10% of the outstanding common shares, and statements of changes in beneficial ownership are required within 48 hours of any such change. To the Company's knowledge, except as noted in the following sentence, no such Statements were required to be filed during the year ended September 30, 2007, or through the date of dissemination of these proxy materials. The Company became aware in December 2007 that director Jeffrey Black had not filed a Form 4 or 5 for certain acquisitions of beneficial ownership occurring in December 2005 and December 2006. As of the date of this statement, Mr. Black has filed the required Forms 4. The Company does not have sufficient knowledge of the nature of beneficial ownership by MacKenzie Patterson Fuller, LLC to determine whether a statement of beneficial ownership on Form 3 was required to be filed when that firm's beneficial ownership reached 10% of the outstanding shares.

LEGAL PROCEEDINGS

There are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of the Company's shares, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

OTHER BUSINESS

The Board of Directors knows of no other matters, which may be presented for shareholder action at the meeting. However, if other matters do properly come before the meeting, it is intended that the persons named in the proxies will vote upon them in accordance with their best judgments.

SHAREHOLDER PROPOSALS - 2008 ANNUAL MEETING

Shareholders are entitled to present proposals for action at a forthcoming shareholder's meeting if they comply with the requirements of the proxy rules. The Company's Bylaws provide that any shareholder wishing to bring any matter before the annual meeting must deliver notice to the Secretary at the principal executive offices of the Company not less than 90 days before the first anniversary of the mailing date of the notice of the preceding year's annual meeting. Any proposals intended to be presented at the annual meeting of shareholders for the fiscal year ended September 30, 2008 must be received at the Company's offices on or before October 30, 2008, in order to be considered for inclusion in the proxy statement and form proxy relating to such meeting.

BY ORDER OF THE BOARD OF DIRECTORS


Palo Alto, California
January 14, 2008

                            BellaVista Capital, Inc.

                                 Revocable Proxy

             For Annual Meeting of Shareholders on February 26, 2008 This Proxy is Solicited on Behalf of the Board of Directors

The undersigned appoints Michael Rider, Chief Executive Officer of BellaVista Capital, Inc., with full powers of substitution, to act as attorney and proxy for the undersigned to vote, as designated on this proxy, all shares of the Common Stock of BellaVista Capital, Inc. (the "Company") which the undersigned is entitled to vote at the Company's Annual Meeting of Shareholders to be held at Cubberly Community Center Auditorium, 4000 Middlefield Road, Palo Alto, California, on Tuesday, February 26, 2008, at 10:00 a.m., Pacific Standard Time, and at any and all adjournments, in the manner indicated and in his discretion on any other business which may properly come before the meeting.

ELECTION OF DIRECTORS--The Board recommends a vote FOR election of each of the following nominees:

     Patricia Wolf as a Class II director

              FOR                   AGAINST                    ABSTAIN
              / /                     / /                        / /


     Jeffrey Black as a Class II director

              FOR                   AGAINST                    ABSTAIN
              / /                     / /                        / /



THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING. THIS PROXY WILL BE VOTED BY THE INDIVIDUAL NAMED IN THIS PROXY IN HIS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.


                                            Dated: ___________, 2008


-----------------------------               -----------------------------
Print Name                                  Signature


-----------------------------               -----------------------------
Print Name                                  Signature

(Please sign exactly as name appears on stock certificate. Where stock is registered jointly, all owners must sign. Corporate owners should sign full corporate name by an authorized person. Executors, administrators, trustees or guardians should indicate their status when signing.)